UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 21, 2016 (April 19, 2016)

CAPSTONE TURBINE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-15957	95-4180883
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

21211 Nordhoff Street,
Chatsworth, California		91311
(Address of principal executive offices)		(Zip Code)

(818) 734-5300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On April 19, 2016, Capstone Turbine Corporation (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Oppenheimer & Co. Inc., as sole book-running manager, and Rodman & Renshaw, a unit of H.C. Wainwright & Co., LLC, as co-manager (collectively, the “Underwriters”), to sell up to 2,700,000 shares of the Company’s common stock, $0.001 par value per share (“Common Stock”), and pre-funded Series B warrants to purchase up to 5,515,000 shares of Common Stock, which will be offered in lieu of Common Stock to those purchasers whose purchase of Common Stock in the offering otherwise would result in the purchaser beneficially owning more than 4.99% of the Company’s outstanding common stock following the completion of the offering (the “Series B Warrants”). Also included in the offering are Series A warrants to purchase 4,107,500 shares of Common Stock (the “Series A Warrants” and, together with the Series B Warrants, the “Warrants”).

Every two shares of Common Stock will be sold with a Series A Warrant to purchase one share of Common Stock at a collective price of $3.50. Every two Series B Warrants will be sold with a Series A Warrant to purchase one share of Common Stock at a collective price of $3.48. The shares of Common Stock or Series B Warrants, as applicable, and the Series A Warrants are immediately separable and will be issued separately, but will be purchased together.

Each Series A Warrant will have an initial exercise price of $2.55 per share of Common Stock, will be exercisable beginning six months after the issuance date and will expire five years after the first day it is exercisable. Each Series B Warrant will have a nominal exercise price of $0.01 per share of Common Stock and will be exercisable upon issuance.

The Underwriting Agreement contains customary representations, warranties, covenants and agreements by the Company, indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties.

The net proceeds to the Company from the offering, after deducting the underwriting discount and commissions and other estimated offering expenses, are expected to be approximately $13.1 million. The Company intends to use the proceeds from the offering to fund general working capital requirements and for other general corporate purposes. The closing of the offering is expected to take place on or about April 22, 2016, subject to the satisfaction of customary closing conditions.

The Company is offering the above-described securities pursuant to the Company’s shelf registration statement on Form S-3 (Registration No. 333-203431) declared effective by the Securities and Exchange Commission on June 23, 2015, a related prospectus dated June 23, 2015 and a prospectus supplement dated April 19, 2016 (the “Prospectus Supplement”).

The foregoing descriptions of the Underwriting Agreement and the Warrants do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Underwriting Agreement filed as Exhibit 1 to this Current Report on Form 8-K and incorporated herein by reference and the full text of the forms of warrant filed as Exhibits 4.1 and 4.2 to this Current Report on Form 8-K, as applicable, and incorporated herein by reference. The legal opinion of Waller Lansden Dortch & Davis, LLP relating to the Common Stock and the Warrants to be sold in the offering is filed as Exhibit 5 to this Current Report on Form 8-K.

Item 8.01 Other Events

The Company’s press release announcing the pricing of the offering is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

In addition, filed as Exhibit 99.2 hereto and incorporated herein by reference are certain of the risk factors contained in the Prospectus Supplement.  We are filing such risk factors in an exhibit to this Current Report on Form 8-K for purposes of updating the risk factor disclosure contained in our shelf registration statement on Form S-3 (Registration No. 333-203431) and our periodic reports filed under the Securities Exchange Act of 1934, as amended, as the case may be. The updated risk factors should be carefully considered along with any other risk factors related to the Company’s business identified in the Company’s other periodic and current reports filed with the Securities and Exchange Commission. The occurrence of any one or more of these risks could materially and adversely affect the Company’s business, financial condition and results of operations.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description

1	Underwriting Agreement dated April 19, 2016 by and between the Company and the Underwriters
4.1	Form of Series A Warrant to Purchase Common Stock
4.2	Form of Pre-Funded Series B Warrant to Purchase Common Stock
5	Opinion of Waller Lansden Dortch & Davis, LLP
23	Consent of Waller Lansden Dortch & Davis, LLP (included in Exhibit 5)
99.1	Press Release, dated April 19, 2016
99.2	Risk Factors

Forward Looking Statements

The information contained in this Current Report on Form 8-K and the exhibits attached hereto contain “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements may be identified by words such as “expects,” “objective,” “intend,” “targeted,” “plan” and similar phrases. These forward-looking statements are subject to market and other conditions and numerous other assumptions, risks and uncertainties, including those described in the Company’s filings with the Securities and Exchange Commission, that may cause the Company’s actual results to be materially different from any future results expressed or implied in such statements. The Company cautions readers not to place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. The Company undertakes no obligation, and specifically disclaims any obligation, to release any revisions to any forward-looking statements to reflect events or circumstances after the date of this Current Report on Form 8-K or to reflect the occurrence of unanticipated events.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE TURBINE CORPORATION

Date: April 21, 2016	By:	/s/ Jayme L. Brooks
Jayme L. Brooks Chief Financial Officer and Chief Accounting Officer

Exhibit Index

Exhibit	Description

1	Underwriting Agreement dated April 19, 2016 by and between the Company and the Underwriters
4.1	Form of Series A Warrant to Purchase Common Stock
4.2	Form of Pre-Funded Series B Warrant to Purchase Common Stock
5	Opinion of Waller Lansden Dortch & Davis, LLP
23	Consent of Waller Lansden Dortch & Davis, LLP (included in Exhibit 5)
99.1	Press Release, dated April 19, 2016
99.2	Risk Factors